Exhibit 10.1

Cal Dive International, Inc.

$75,000,000 Aggregate Principal Amount

5.00% Convertible Senior Notes Due 2017

PURCHASE AGREEMENT

dated July 12, 2012

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Purchase Agreement

July 12, 2012

WELLS FARGO SECURITIES, LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH

            INCORPORATED

As Representatives of the several Initial Purchasers

c/o

Wells Fargo Securities, LLC

375 Park Avenue

New York, NY 10152

Merrill Lynch, Pierce, Fenner & Smith

            Incorporated

One Bryant Park

New York, NY 10036

Ladies and Gentlemen:

Introductory. Cal Dive International, Inc., a Delaware corporation (the “Company”), proposes to sell to the several purchasers named in Schedule A (the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, the respective aggregate principal amount of the Company’s 5.00% Convertible Senior Notes due 2017 (the “Firm Notes”) set forth opposite each Initial Purchaser’s name in Schedule A. The Company also proposes to grant to the Initial Purchasers an option to purchase up to an additional $11,250,000 aggregate principal amount of its 5.00% Convertible Senior Notes due 2017 to cover overallotments (the “Optional Notes”). The Firm Notes and, if and to the extent such option is exercised, the Optional Notes are collectively called the “Notes”. The obligations of the Company pursuant to the Notes will be unconditionally guaranteed on a senior unsecured basis (the “Guarantees” and, together with the Notes, the “Securities”), jointly and severally, by (x) each of the Company’s existing and future wholly owned domestic subsidiaries that guarantee the Company’s senior secured credit facilities or (y) if no such facilities exist, each of the Company’s existing and future wholly owned domestic subsidiaries (the “Guarantors”). The terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires.

The Notes will be convertible by the holders thereof into cash, fully paid, non-assessable shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) or a combination of cash and shares of Common Stock, at the option of the Company and on the terms, and subject to the conditions, set forth in the Indenture (as defined below). As used herein, “Conversion Shares” means the shares of Common Stock, if any, into which the Notes are convertible. The Securities will be issued pursuant to an indenture to be dated as of the Closing Date (as defined in Section 2 hereof) (the “Indenture”) among the Company, the Guarantors and The Bank of New York Mellon, N.A., as trustee (the “Trustee”).

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (“Subsequent Purchasers”) at any time after the date of this Agreement. The Securities will be offered and sold to or through the Initial Purchasers without being registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), in reliance upon an exemption therefrom. The terms of the Securities and the Indenture will require that investors that acquire Securities expressly agree that Securities (and any Conversion Shares) may only be resold or otherwise transferred, after the date hereof, if such Securities (or Conversion Shares, if any) are registered for sale under the Securities Act or if an exemption from the registration requirements of Securities Act is available (including the exemption afforded by Rule 144A (“Rule 144A”) thereunder).

The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated as of July 12, 2012 prior to the Applicable Time (as defined below) (the “Preliminary Offering Memorandum”) and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated as of July 12, 2012 (the “Final Offering Memorandum”), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. “Offering Memorandum” means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers, in the case of the Preliminary Offering Memorandum prior to the Applicable Time, in connection with their solicitation of purchases of, or offering of, the Securities. The Company will prepare a final term sheet reflecting the final terms of the Securities, in the form set forth in Schedule B hereto (the “Final Term Sheet”), and will deliver such Final Term Sheet to the Initial Purchasers prior to the Applicable Time in connection with their solicitation of purchases of, or offering of, the Securities. The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Securities by any written materials other than the Offering Memorandum and the Issuer Written Information. “Issuer Written Information” means (i) any writing intended for general distribution to investors as evidenced by its being specified in Schedule C hereto, including the Final Term Sheet, and (ii) any “road show” that is a “written communication” within the meaning of the Securities Act. “General Disclosure Package” means the Preliminary Offering Memorandum and any Issuer Written Information specified on Schedule C hereto and issued at or prior to 8:30 P.M., New York City time, on July 12, 2012 or such other time as agreed by the Company and the Representatives (such date and time, the “Applicable Time”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference into the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) which is incorporated by reference into the Offering Memorandum.

Each of the Company and the Guarantors hereby confirms its agreements with the Initial Purchasers as follows:

Section 1. Representations and Warranties. Each of the Company and the Guarantors hereby represents and warrants to each Initial Purchaser as of the date hereof, as of the Applicable Time (as defined below), as of the Closing Date and as of each Subsequent Closing Date (as defined in Section 2 hereof) if any, and covenants to each Initial Purchaser as follows:

(a) General Disclosure Package; Rule 144A Eligibility. The Company hereby confirms that it has authorized the use of the General Disclosure Package, including the Preliminary Offering Memorandum and the Final Term Sheet, and the Final Offering Memorandum in connection with the offer and sale of the Securities by the Initial Purchasers. The Securities are eligible for resale pursuant to Rule 144A and will not be, on the Closing Date or any Subsequent Closing Date, if applicable, of the same class as securities of the Company listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated interdealer quotation system.

(b) No Registration Required; No General Solicitation. Subject to compliance by the Initial Purchasers with the representations, warranties and covenants of the Initial Purchasers and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement, the General Disclosure Package and the Final Offering Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). None of the Company, its Affiliates (as defined in Section 6(c) hereof) or any person acting on behalf of the Company or its Affiliates (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(c) Accurate Disclosure. As of the Applicable Time, neither (A) the General Disclosure Package nor (B) any Issuer Written Information, when considered together with the General Disclosure Package, included, includes or will include any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Offering Memorandum, as of its date, as of the Closing Date and as of any Subsequent Closing Date, did not, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the General Disclosure Package and the Final Offering Memorandum, when such documents incorporated by reference were filed with the Securities and Exchange Commission (the “Commission”), when read together with the other information in the General Disclosure Package or the Final Offering Memorandum, as the case may be, did not, do not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions in the General Disclosure Package or the Final Offering Memorandum made in reliance upon and in conformity with Initial Purchaser Information (as defined in Section 9(b) hereof).

(d) Accuracy of Statements in Offering Memorandum. The statements in each of the Preliminary Offering Memorandum and the Final Offering Memorandum under the headings “Description of the Notes,” “Description of Capital Stock” and “Certain United States Federal Tax Considerations” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are, as of the date of this Agreement and as of the Closing Date and any Subsequent Closing Date, accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(e) Incorporation of Documents by Reference. The documents incorporated or deemed to be incorporated by reference in the Preliminary Offering Memorandum and the Final Offering Memorandum, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act.

(f) Authorization of the Purchase Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company.

(g) Authorization of the Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered by each of the Company, the Guarantors and the Trustee, will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(h) Authorization of the Notes. The Notes have been duly authorized and, on the respective Closing Date and any Subsequent Closing Date, as applicable, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(i) Authorization of the Guarantees. The Guarantees with respect to the Notes of each Guarantor have been duly authorized by such Guarantor; and, on the respective Closing Date and any Subsequent Closing Date, as applicable, when the Notes have been authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment therefor as provided in this Agreement, the Guarantees of each Guarantor with respect to such Notes will constitute valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(j) Authorization of the Conversion Shares. The maximum number of shares of Common Stock initially issuable upon conversion of the Notes (including the maximum number of shares of Common Stock that may be issued upon conversion of the Notes in connection with a make-whole fundamental change), assuming the Company elects to issue and deliver solely shares of Common Stock in respect of all such conversions, have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action, and any such shares of Common Stock, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable; and the issuance of any such shares of Common Stock upon such conversion will not be subject to the preemptive or other similar rights of any security holder of the Company.

(k) No Applicable Registration or Other Similar Rights. Except as described in the General Disclosure Package and the Final Offering Memorandum, there are no persons with registration or other similar rights to have any securities registered for sale or sold by the Company under the Securities Act.

(l) No Material Adverse Change. Except as otherwise disclosed in the General Disclosure Package and the Final Offering Memorandum, subsequent to the respective dates as of which information is given in the General Disclosure Package and the Final Offering Memorandum: (i) there has been no material adverse change, or to the knowledge of the Company, any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock nor any repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(m) Independent Accountants. Ernst & Young LLP, which has expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and schedule included in the General Disclosure Package and the Final Offering Memorandum, is an independent registered public accounting firm with respect to the Company as required by the Securities Act and the Exchange Act.

(n) Preparation of the Financial Statements. The consolidated financial statements of the Company included in the General Disclosure Package and the Final Offering Memorandum present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their consolidated operations and cash flows for the periods specified. The schedule, if any, included in the General Disclosure Package and the Final Offering Memorandum presents fairly the information required to be stated therein. Such financial statements and schedule have been prepared in conformity with generally accepted accounting principles (“GAAP”) as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in each of the Preliminary Offering Memorandum and the Final Offering Memorandum under the captions “Summary—Summary Condensed Consolidated Financial Data” and “Capitalization” fairly present, in all material respects, the information set forth therein on a basis consistent with that of the audited financial statements contained in the Preliminary Offering Memorandum and the Final Offering Memorandum. The Company’s ratios of earnings to fixed charges set forth in the Preliminary Offering Memorandum and the Final Offering Memorandum have been calculated in material compliance with Item 503(d) of Regulation S-K under the Securities Act. The interactive data in eXtensible Business Reporting Language included in or incorporated by reference into the General Disclosure Package and the Final Offering Memorandum fairly presents the information called for and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in each case in all material respects.

(o) Incorporation and Good Standing of the Company, the Guarantors and the Company’s Significant Subsidiaries. Each of the Company, the Guarantors and the Company’s significant subsidiaries (as defined in Rule 1-02(w) of Regulation S-X), all of which are listed on Annex A hereto (the “Significant Subsidiaries”), has been duly incorporated or organized, as applicable, and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, and has the power and authority (corporate or limited liability company) to own or lease, as the case may be, and operate its properties and to conduct its business as described in the General Disclosure Package and the Final Offering Memorandum and, in the case of each of the Company and the Guarantors, to enter into and perform its obligations under this Agreement and the Indenture. Each of the Company, the Guarantors and the Significant Subsidiaries is duly qualified as a foreign corporation or entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect on the condition, financial or otherwise, or on the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”). All of the issued and outstanding shares of capital stock, units or membership interests, if applicable, of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, other than in conjunction with the Company’s credit agreement, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “Company’s 2011 Form 10-K”) except for the Company’s newly formed subsidiaries: (i) CDI Renewables, LLC, a Delaware limited liability company, (ii) CDI Vessels Mexico, S de RL de CV, a Mexican company and (iii) CDI Offshore Construction Mexico, S de RL de CV, a Mexican company.

(p) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is contained in the General Disclosure Package and the Final Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the General Disclosure Package and the Final Offering Memorandum or upon exercise of outstanding options or warrants described in the General Disclosure Package and the Final Offering Memorandum, as the case may be). The Common Stock (including any Conversion Shares) conforms in all material respects to the description thereof contained in the General Disclosure Package and the Final Offering Memorandum. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the General Disclosure Package and the Final Offering Memorandum. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, contained in the General Disclosure Package and the Final Offering Memorandum accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(q) No Stamp or Transfer Taxes. There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities or upon the issuance of any shares of Common Stock upon the conversion of the Notes, unless a converting holder of Notes requests that any such shares of Common Stock be issued in a name other than such holder’s name.

(r) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under its charter or by-laws, (ii) in Default under any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company or such subsidiary is a party or by which it may be bound (including, without limitation, the Company’s credit agreement, dated as of April 27, 2011, as amended, among the Company, the lenders named therein and Bank of America, N.A. (the “Credit

Agreement”)), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except with respect to clauses (ii) and (iii) only, for such Defaults and violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company’s and the Guarantors’ execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the General Disclosure Package and by the Final Offering Memorandum (i) has been duly authorized by all necessary corporate action and will not result in any Default under the charter or by-laws or other organizational documents, as applicable, of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflict, breach or default or liens, charges or encumbrances that would not singularly or in the aggregate result in a Material Adverse Effect, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for each of the Company’s and the Guarantors’ execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the General Disclosure Package and by the Final Offering Memorandum, except such as have been obtained or made by the Company or Initial Purchasers and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(s) No Material Actions or Proceedings. Except as otherwise disclosed in the General Disclosure Package and the Final Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened against or affecting the Company or any of its subsidiaries, (i) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (ii) relating to environmental or employment discrimination matters, where in either such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

(t) Labor Matters. No material labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that would reasonably be expected to have a Material Adverse Effect.

(u) Intellectual Property Rights. The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in each of the General Disclosure Package and the Final Offering Memorandum to be conducted except as such failure to own, possess or acquire such rights would not reasonably be expected to result in a Material Adverse Effect. Except as set forth in the General Disclosure Package and the Final Offering Memorandum, (i) no party has been granted an exclusive license to use any portion of such Intellectual Property owned by the Company; (ii) to the knowledge of the Company there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company except as such infringement, misappropriation or violation would not reasonably be expected to result in a Material Adverse Effect; (iii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any material Intellectual Property, and the Company has no knowledge of any facts which would form a reasonable basis for any such claim that, if subject to an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect; (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company has no knowledge of any facts which would form a reasonable basis for any such claim that, if subject to an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect; and (v) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company has no knowledge of any other fact which would form a reasonable basis for any such claim that, if subject to an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(v) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any written notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(w) Title to Properties. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements included in the General Disclosure Package and the Final Offering Memorandum, in each case, other than in connection with the Company’s Credit Agreement or as may be described in the General Disclosure Package and the Final Offering Memorandum, free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary, including, any such mechanic’s, workmen’s, landlord’s, materialmen’s, maritime or other similar liens incurred by the Company in the ordinary course of business. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(x) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof (except in any case in which any failure to file would not, singularly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), such returns are accurate in all material respects and the Company and its consolidated subsidiaries have paid all taxes reflected on such returns, and if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties (i) that are being contested in good faith and by appropriate proceedings or (ii) for which any failure to pay would not, singularly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements contained in the General Disclosure Package and the Final Offering Memorandum in respect of all federal, state, local and foreign taxes for all current or prior periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

(y) Company and Guarantors Not an “Investment Company”. Neither the Company nor any Guarantor is, and after giving effect to the offering and sale of the Notes as described in each of the Preliminary Offering Memorandum and the Final Offering Memorandum will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and each of the Company and the Guarantors will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(z) Insurance. Each of the Company and its subsidiaries are insured by recognized and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause that, if subject to an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect. Additionally, neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for that is material to the Company and neither the Company nor any of its subsidiaries has received any written notice from any of their current insurers that they will not be able to renew their existing insurance coverage as and when such policies expire.

(aa) No Restrictions on Dividends. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as disclosed in the General Disclosure Package and the Final Offering Memorandum.

(bb) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or the Conversion Shares (if any) to facilitate the sale or resale of the Securities. The Company acknowledges that the Initial Purchasers may engage in stabilization transactions as described in the General Disclosure Package and the Final Offering Memorandum.

(cc) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15 of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(dd) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Company’s 2011 Form 10-K incorporated by reference into the Preliminary Offering Memorandum and the Final Offering Memorandum that have not been described therein as required.

(ee) Internal Controls and Procedures. The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference into the General Disclosure Package and the Final Offering Memorandum fairly presents the information called for and is prepared in accordance with the Commission’s rules and guidelines applicable thereto in each case in all material respects.

(ff) No Material Weakness in Internal Controls. Except as disclosed in the General Disclosure Package and the Final Offering Memorandum, since the end of the Company’s most recent audited fiscal year, (i) it has not identified any material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) it has not implemented any change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(gg) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(hh) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ii) No Conflict with OFAC Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(jj) Compliance with Environmental Laws. Except as otherwise disclosed in the General Disclosure Package and the Final Offering Memorandum, (i) neither the Company nor any of its subsidiaries is, to its knowledge, in violation of any federal, state, local or foreign law, regulation, order, permit or other requirement relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the

Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice received by the Company from any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) to the Company’s knowledge, there are no past, present or anticipated future actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could reasonably be expected to result in a violation of any Environmental Law, require expenditures to be incurred pursuant or relating to Environmental Law (including expenditures, costs or liabilities required for clean-up, closure of properties or compliance with Environmental Laws or related to any permit, license or approval, any relating to any constraints on operating activities and any potential liabilities to third parties), or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, except as would not, individually or in the aggregate, have a Material Adverse Effect; and (iv) neither the Company nor any of its subsidiaries is subject to any pending or, to the knowledge of the Company, threatened proceeding under Environmental Law to which a governmental authority is a party and which is reasonably likely to result in monetary sanctions of $100,000 or more.

(kk) ERISA Compliance. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by the Company that could have a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company that could have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount of such contributions made in the Company’s most recently completed fiscal year other than increases in the ordinary course of business attributable to cost inflation; (ii) a material increase in the Company’s “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company’s most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to a plan or arrangement of the Company that is subject to ERISA that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which any member of the Company may have any liability.

(ll) Brokers. Other than as required by the terms of this Agreement and except as disclosed in the Final Offering Memorandum, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(mm) No Outstanding Loans or Other Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of any of them, except as disclosed in the General Disclosure Package and the Final Offering Memorandum.

(nn) Sarbanes-Oxley Compliance. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(oo) Lending Relationship. Except as disclosed in the General Disclosure Package and the Final Offering Memorandum, the Company does not have any material lending or other relationship with any bank or lending affiliate of any Initial Purchaser.

(pp) Statistical and Market Related Data. To the knowledge of the Company, the statistical and market-related data included in the General Disclosure Package and the Final Offering Memorandum is based on or derived from sources that are reliable and accurate in all material respects.

(qq) Security Ratings. No securities of the Company or any of its subsidiaries are currently subject to any ratings accorded by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(c)(62) of the Exchange Act.

(rr) Officer’s Certificates. Any certificate signed by an officer of the Company and delivered to the Representatives shall be deemed to be a representation and warranty by the Company to each Initial Purchaser as to the matters set forth therein.

Section 2. Purchase, Sale and Delivery of the Notes.

(a) The Firm Notes. The Company agrees to sell to the several Initial Purchasers the Firm Notes upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Firm Notes set forth opposite their names on Schedule A at a purchase price of 96.426% of the aggregate principal amount.

(b) The Closing Date. Delivery of certificates for the Firm Notes to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017 (or such other place as may be agreed to by the Company and the Representatives) at 9:00 A.M. New York City time, on July 18, 2012, or such other time and date not later than 1:30 P.M. New York City time, on July 24, 2012, as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).

(c) The Optional Notes; the Subsequent Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Initial Purchasers to purchase, severally and not jointly, up to $11,250,000 aggregate principal amount of Optional Notes from the Company at a purchase price of 100% of the aggregate principal amount. The option granted hereunder may be exercised at any time and from time to time upon notice by the Representatives to the Company, which notice must be given, if at all, no later than 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Notes as to which the Initial Purchasers are exercising the option, (ii) the names and denominations in which the certificates for the Optional Notes are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in such case the term “Closing Date” shall refer to the time and date of delivery of certificates for the Firm Notes and the Optional Notes). Each time and date of delivery, if subsequent to the Closing Date, is called a “Subsequent Closing Date” and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Notes are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase the number of Optional Notes (subject to such adjustments to eliminate unauthorized denominations as the Representatives may determine) that bears the same proportion to the total number of Optional Notes to be purchased as the number of Firm Notes set forth on Schedule A opposite the name of such Initial Purchaser bears to the total number of Firm Notes.

(d) Payment for the Notes. Payment for the Notes shall be made at the Closing Date (and, if applicable, at any Subsequent Closing Date) by wire transfer of immediately available funds to a bank account designated by the Company.

It is understood that Wells Fargo Securities, LLC (“Wells Fargo”) has been authorized, for its own account and the accounts of the several Initial Purchasers, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Notes and any Optional Notes the Initial Purchasers have agreed to purchase. Wells Fargo, individually and not as the Representative of the Initial Purchasers, may (but shall not be obligated to) make payment for any Notes to be purchased by any Initial Purchaser whose funds shall not have been received by the Representatives by the Closing Date or any Subsequent Closing Date, as the case may be, for the account of such Initial Purchaser, but any such payment shall not relieve such Initial Purchaser from any of its obligations under this Agreement.

(e) Delivery of the Notes. The Company shall deliver, or cause to be delivered, to Wells Fargo for the accounts of the several Initial Purchasers the Firm Notes in the form of one or more permanent global securities in definitive form (the “Global Notes”), deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC, at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to Wells Fargo for the accounts of the several Initial Purchasers, the Optional Notes in the form of Global Notes, deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC, which the Initial Purchasers has agreed to purchase at the Closing Date (or any Subsequent Closing Date, as applicable), against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Notes shall be registered in such names and denominations as the Initial Purchasers shall have requested at least two full business days prior to the Closing Date (or any Subsequent Closing Date, as applicable) and shall be made available for inspection on the business day preceding the Closing Date (or any Subsequent Closing Date, as applicable) at a location in New York City as the Initial Purchasers may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

Section 3. Covenants. The Company covenants and agrees with each Initial Purchaser as follows:

(a) Notice and Effect of Material Events. If at any time prior to the completion of resales of the Securities by the Initial Purchasers, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or for the Company, to amend or supplement the General Disclosure Package or the Final Offering Memorandum in order that the General Disclosure Package or the Final Offering Memorandum, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, the Company will promptly (A) give the Representatives notice of such event and (B) prepare any amendment or supplement as may be reasonably necessary to correct such statement or omission and, a reasonable amount of time prior to any proposed use or distribution, furnish the Representatives with copies of any such amendment or supplement; provided that, unless in the opinion of counsel to the Company the use or distribution of such amendment or supplement is necessary to maintain compliance with applicable law, the Company shall not use or distribute any such amendment or supplement to which the Representatives or counsel for the Initial Purchasers shall reasonably object. The Company will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request.

(b) Reporting Requirements. Until the completion of resales of the Securities by the Initial Purchasers, the Company will file all documents which are required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the New York Stock Exchange (“NYSE”). The Company has given the Representatives notice of any filings made or to be made pursuant to the Exchange Act within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Date (or any Subsequent Closing Date, as applicable) and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Initial Purchasers shall reasonably object unless, in the opinion of counsel for the Company, the filing or use of such document is necessary to maintain compliance with applicable law.

(c) Copies of the Offering Memorandum. The Company has delivered to each Initial Purchaser, without charge, as many copies of the Preliminary Offering Memorandum (as amended or supplemented) and documents incorporated by reference therein as such Initial Purchaser reasonably requested, and the Company hereby consents to the use of such copies. The Company will furnish to each Initial Purchaser, without charge, such number of copies of the Final Offering Memorandum (as amended or supplemented) and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

(d) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws or other foreign laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Notes. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding known by the Company for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(e) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(f) Interim Financial Statements. Prior to the Closing Date or any Subsequent Closing Date, if applicable, the Company will furnish the Initial Purchasers, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim quarterly financial statements of the Company for any fiscal quarter subsequent to the period covered by the most recent financial statements appearing in the Offering Memorandum.

(g) Agreement Not to Offer or Sell Additional Common Stock. During the period commencing on the date hereof and ending on the 90th day following the date of the Final Offering Memorandum, the Company will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement (other than a registration statement on Form S-8) under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Securities or in connection with any conversion of a Note into any Conversion Shares); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in, or incorporated by reference into, the General Disclosure Package and the Final Offering Memorandum.

(h) Compliance with Sarbanes-Oxley Act. Until completion of the resales of the Securities by the Initial Purchasers, the Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its commercially reasonable efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(i) Future Reports to the Representatives. During the period of five years hereafter the Company will furnish or make available to the Representatives (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

(j) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company.

(k) Listing. The maximum number of shares of Common Stock initially issuable upon conversion of the Notes (including the maximum number of shares of Common Stock that may be issued upon conversion of the Notes in connection with a make-whole fundamental change), assuming the Company elects to issue and deliver solely shares of Common Stock in respect of all such conversions, have been approved for listing on the NYSE. The Company will use its best efforts to maintain the listing of such shares of Common Stock on the NYSE.

(l) Available Common Shares. The Company will reserve and keep available at all times, free of pre-emptive rights, the maximum number of shares of Common Stock initially issuable upon conversion of the Notes (including the maximum number of shares of Common Stock that may be issued upon conversion of the Notes in connection with a make-whole fundamental change), assuming the Company elects to issue and deliver solely shares of Common Stock in respect of all such conversions.

The Representatives, on behalf of the several Initial Purchasers, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

Section 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all fees and expenses of the Trustee under the Indenture, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iv) all fees and expenses of the registrar and transfer agent of the Common Stock, if any, (v) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (vi) all costs and expenses incurred in connection with the preparation, printing, shipping and distribution of the Preliminary Offering Memorandum (including financial statements, exhibits, schedules, consents and certificates of experts), any Issuer Written Information, the Final Term Sheet and the Final Offering Memorandum (including financial statements, exhibits, schedules, consents and certificates of experts), and all amendments and supplements thereto, and this Agreement, (vii) all filing fees, attorneys’ fees and expenses incurred by the Company or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (viii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Initial Purchasers in connection with, the FINRA’s review and approval of the Initial Purchasers’ participation in the offering and distribution of the Securities, (ix) expenses and taxes incident to the sale and delivery of the Securities to be sold to the Initial Purchasers hereunder, and (x) all transportation and other expenses incurred in connection with presentations to prospective purchasers of the Securities, except that the Company and the Initial Purchasers will each pay 50% of the cost of privately chartered airplanes used for such purposes. Except as provided in this Section 4, Section 7, Section 9 and Section 10 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date and, with respect to the Optional Notes, any Subsequent Closing Date, shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and, with respect to the Optional Notes, as of any Subsequent Closing Date as though then made, to the accuracy of the statements of the Company and the Guarantors made in any certificates pursuant to the provisions hereof, to the timely performance by the Company and the Guarantors of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Representatives shall have received from Ernst & Young LLP, independent registered public accounting firm for the Company, a letter dated the date hereof addressed to the Initial Purchasers, the form of which is attached as Exhibit A.

(b) No Material Adverse Change. For the period from and after the date of this Agreement, or the respective dates as of which information is given in the General Disclosure Package, and prior to the Closing Date and, with respect to the Optional Notes, any Subsequent Closing Date:

(i) in the reasonable judgment of the Representatives there shall not have occurred any Material Adverse Change; and

(ii) there shall not have been any change or decrease specified in the letter or letters referred to in paragraph (a) of this Section 5 which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the General Disclosure Package and the Final Offering Memorandum.

(c) Opinions of Counsel for the Company. On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received the favorable opinions of (i) Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., counsel for the Company and the Guarantors, dated as of such date, the form of which is attached as Exhibit B and (ii) Lisa Buchanan, General Counsel of the Company and the Guarantors, dated as of such date, the form of which is attached as Exhibit C.

(d) Opinion of Counsel for the Initial Purchasers. On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received the favorable opinion of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, dated as of such date, in form and substance satisfactory to, and addressed to, the Representatives, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e) Officers’ Certificate. On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company and each Guarantor, dated as of such date, to the effect that the signers of such certificate have carefully examined the General Disclosure Package and the Final Offering Memorandum and any amendment or supplement thereto, and any amendment or supplement thereto and this Agreement, to the effect set forth in representation (qq) in Section 1 of this Agreement, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to such date, there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company and each Guarantor set forth in Section 1 of this Agreement are true and correct on and as of such date with the same force and effect as though expressly made on and as of such date; and

(iii) the Company and each Guarantor has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date.

(f) Bring-down Comfort Letter. On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received from Ernst & Young LLP, independent registered public accounting firm for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or Subsequent Closing Date, as the case may be.

(g) Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit D hereto from each director and officer and such agreement shall be in full force and effect on each of the Closing Date and any Subsequent Closing Date.

(h) Additional Documents. On or before each of the Closing Date and any Subsequent Closing Date, the Representatives and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date and, with respect to the Optional Notes, at any time prior to the applicable Subsequent Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 6. Subsequent Offers and Resales of the Securities.

(a) Offers and Sales Procedures. Each of the Initial Purchasers, the Company and the Guarantors hereby establishes and agrees to observe the following procedures in connection with the offer and sale of the Securities:

(i) offers and sales of the Securities shall be made to such persons and in such manner as is contemplated by the Offering Memorandum. Each Initial Purchaser severally agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and (other than as provided in Section 4 and Section 7 hereof) that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Neither the Company nor any Guarantor has entered into any contractual arrangement, other than this Agreement, with respect to the distribution of the Securities or any shares of Common Stock issuable upon conversion of the Notes and neither the Company nor any Guarantor will enter into any such arrangement except as contemplated thereby;

(ii) no general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) will be engaged in the United States in connection with the offering or sale of the Securities; and

(iii) each of the Securities will bear, to the extent applicable, the legend contained in “Notice to Investors” in the General Disclosure Package and the Final Offering Memorandum for the time period and upon the other terms stated therein.

(b) Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

(i) the Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the offered Securities by the Company to the Initial Purchasers, (ii) the resale of the offered Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the offered Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise;

(ii) the Company agrees that, in order to render the offered Securities eligible for resale pursuant to Rule 144A, while any of the offered Securities remain outstanding, it will make available, upon request, to any holder of offered Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the Exchange Act; and

(iii) the Company agrees that any Security that is repurchased or owned by the Company or any of its Affiliates may not be resold by the Company or any such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Security no longer being a “restricted security” (as such term is defined under Rule 144(a)(3) under the Securities Act).

(c) Representations, Warranties and Agreements of the Initial Purchasers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company and the Guarantors that it is a Qualified Institutional Buyer and an “accredited investor” within the meaning of Rule 501(a) under the Securities Act. Each Initial Purchaser understands that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Each Initial Purchaser severally represents and agrees that it has not offered or sold, and will not offer or sell, any offered Securities constituting part of its allotment within the United States except in accordance with Rule 144A or another applicable exemption from the registration requirements of the Securities Act. Accordingly, neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States. Each Initial Purchaser will take commercially reasonable steps to inform, and cause each of its affiliates (as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”)) to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or Affiliate, as the case may be, that the Securities (A) have not been and will not be registered under the Securities Act, (B) are being sold to them without registration under the Securities Act in reliance on Rule 144A under the Securities Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company or (2) in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the Securities Act.

Section 7. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5, Section 8, Section 11 or Section 12, or if the sale to the Initial Purchasers of the Securities on the Closing Date or any Subsequent Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or to comply with any provision hereof, each of the Company and the Guarantors agrees to reimburse the Representatives and the other Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all accountable out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8. Effectiveness of this Agreement. This Agreement shall become effective upon the execution of this Agreement by the parties hereto.

Section 9. Indemnification.

(a) Indemnification of the Initial Purchasers by the Company and the Guarantors. Each of the Company and the Guarantors, agrees, severally and jointly, to indemnify and hold harmless each Initial Purchaser, its Affiliates involved in the transactions contemplated hereunder, its directors, officers, employees and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or such controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering

Memorandum, the Final Offering Memorandum, the information contained in the Final Term Sheet, any Issuer Written Information or any other approved information used by or on behalf of the Company in connection with the offer and sale of the Securities (or any amendment or supplement to the foregoing) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Initial Purchaser, its officers, directors, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representatives) as such expenses are reasonably incurred by such Initial Purchaser, or its officers, directors, employees and agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with the Initial Purchaser Information.

(b) Indemnification of the Company, the Guarantors and their Directors and Officers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, each of their directors, each of their officers and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Initial Purchaser Information; and to reimburse the Company and the Guarantors, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company or the Guarantors, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantors hereby acknowledges that the only information that the Representatives have furnished to the Company expressly for use in the Preliminary Offering Memorandum and the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the first paragraph under the heading “Plan of Distribution — Commissions and Discounts,” and the statements in the first paragraph under the heading “Plan of Distribution — Price Stabilization, Short Positions” in the General Disclosure Package and the Final Offering Memorandum (collectively, the “Initial Purchaser Information”).

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph

(a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any liability other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party (or by the Representatives in the case of Section 10), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request as contemplated by Section 9(c) prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

Section 10. Contribution. If the indemnification provided for in Section 9 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors, and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities as set forth on the cover of the Final Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(c) for purposes of indemnification.

Each of the Company, the Guarantors and the Initial Purchasers agrees that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to the public were offered to the public exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 10, each director, officer, employee and agent of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company or any Guarantor, each officer of the Company or any Guarantor and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

Section 11. Default of One or More of the Several Initial Purchasers. If, on the Closing Date or a Subsequent Closing Date, as the case may be, any one or more of the several Initial Purchasers shall fail or refuse to purchase Notes that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Notes to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Firm Notes set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Notes set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Initial Purchasers, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If, on the Closing Date or a Subsequent Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Notes and the aggregate principal amount of Notes with respect to which such default occurs exceeds 10% of the aggregate principal amount of Notes to be purchased on such date, and arrangements satisfactory to the Representatives for the purchase of such Notes are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination. In any such case any of the Representatives or the Company shall have the right to postpone the Closing Date or a Subsequent Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the General Disclosure Package and the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

Section 12. Termination of this Agreement. Prior to the Closing Date this Agreement may be terminated by the Representatives by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NYSE, or trading in securities generally on the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the FINRA; (ii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Securities in the manner and on the terms described in the General Disclosure Package and the Final Offering Memorandum or to enforce contracts for the sale of securities. Any termination pursuant to this Section 12 shall be without liability on the part of (a) the Company and the Guarantors to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Representatives and the Initial Purchasers pursuant to Section 4 and Section 7, hereof or (b) any Initial Purchaser to the Company and the Guarantors.

Section 13. No Advisory or Fiduciary Responsibility. Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and each of the Company and the Guarantors is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Guarantors or their affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or the Guarantors on other matters) and no Initial Purchaser has any obligation to the Company or the Guarantors with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. Each of the Company and the Guarantors hereby waives and releases, to the fullest extent permitted by law, any claims that the Company or the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of agency or fiduciary duty relating to the transactions contemplated in this Agreement.

Section 14. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors, of their officers, and of the several Initial Purchasers set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of any Initial Purchaser, the officers or employees of any Initial Purchaser, or the Company and the Guarantors, the officers or employees of the Company and the Guarantors, or any person controlling the Company and the Guarantors, as the case may be or (B) acceptance of the Securities and payment for them hereunder and (ii) will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

Section 15. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

Wells Fargo Securities, LLC

375 Park Avenue

New York, NY 10152

Facsimile: (212) 214-5918

Attention: Syndicate

and

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, NY 10036

Facsimile: (646) 855-3073 (cc: (212) 230-8730)

Attention: Syndicate Department (cc: ECM Legal)

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Facsimile: (212) 701-5674

Attention: Richard D. Truesdell, Jr.

If to the Company or the Guarantors:

Cal Dive International, Inc.

2500 CityWest Boulevard

Suite 2200

Houston, TX 77042

Facsimile: (713) 586-7338

Attention: Lisa Buchanan

With a copy to:

Jones Walker

201 St. Charles Avenue

Suite 5100

New Orleans, LA 70170

Facsimile: (504) 589-8308

Attention: Curtis R. Hearn

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 11 hereof, and to the benefit of (i) the Company, the Guarantors, their directors, any person who controls the Company or the Guarantors within the meaning of the Securities Act and the Exchange Act and any officer of the Company, (ii) the Initial Purchasers, the officers, directors, employees and agents of the Initial Purchasers, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act, and (iii) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from any of the several Initial Purchasers merely because of such purchase.

Section 17. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 18. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

Section 19. General Provisions. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 9 and 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, the Guarantors, their affairs and their business in order to assure that adequate disclosure has been made in the Preliminary Offering Memorandum and the Final Offering Memorandum (and any amendments and supplements thereto).

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Quinn J. Hébert

Name: Quinn J. Hébert Title: Chairman of the Board, President and Chief Executive Officer

as Guarantors

CDI RENEWABLES, LLC

By:	/s/ Quinn J. Hébert

Name: Quinn J. Hébert Title: Chairman of the Board, President and Chief Executive Officer

AFFILIATED MARINE CONTRACTORS, INC.

By:	/s/ Quinn J. Hébert

Name: Quinn J. Hébert Title: Chairman of the Board, President and Chief Executive Officer

[Signature Page to Purchase Agreement]

CAL DIVE OFFSHORE CONTRACTORS, INC.

By:	/s/ Quinn J. Hébert

Name: Quinn J. Hébert Title: Chairman of the Board, President and Chief Executive Officer

FLEET PIPELINE SERVICES, INC.

By:	/s/ Quinn J. Hébert

Name: Quinn J. Hébert Title: Chairman of the Board, President and Chief Executive Officer

GULF OFFSHORE CONSTRUCTION, INC.

By:	/s/ Quinn J. Hébert

Name: Quinn J. Hébert Title: Chairman of the Board, President and Chief Executive Officer

[Signature Page to Purchase Agreement]

The foregoing Purchase Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

WELLS FARGO SECURITIES, LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

Acting as Representatives of the

several Initial Purchasers named in

the attached Schedule A.

By:	Wells Fargo Securities, LLC

By:	/s/ David Herman

Name: David Herman Title: Director

By:	Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ Oscar Brown

Name: Oscar Brown Title: Managing Director

[Signature Page to Purchase Agreement]

SCHEDULE A

Initial Purchasers	Principal Amount of Firm Notes to be Purchased
Wells Fargo Securities, LLC	31,056,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	31,056,000
Natixis Securities Americas LLC	4,503,000
Howard Weil Incorporated	2,950,500
Capital One Southcoast, Inc.	2,872,500
Banco Bilbao Vizcaya Argentaria, S.A.	2,562,000
Total	75,000,000

SCHEDULE B

Pricing Term Sheet

Cal Dive International, Inc.

$75,000,000

5.00% Convertible Senior Notes due 2017

The information in this pricing term sheet (the “Pricing Term Sheet”) supplements Cal Dive International, Inc.’s preliminary offering memorandum, dated July 12, 2012 (the “Preliminary Offering Memorandum”), and supersedes the information in the Preliminary Offering Memorandum only to the extent inconsistent with the information in the Preliminary Offering Memorandum. In all other respects, this Pricing Term Sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum, including all other documents incorporated by reference therein. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Offering Memorandum. All references to dollar amounts are references to U.S. dollars.

Issuer:	Cal Dive International, Inc., a Delaware corporation.

Ticker / Exchange for Common Stock:	DVR / The New York Stock Exchange (“NYSE”).

Title of Securities:	5.00% Convertible Senior Notes due 2017 (the “Notes”).

Offering Size:	$75,000,000 aggregate principal amount of Notes ($86,250,000 aggregate principal amount of Notes if the initial purchasers exercise their over-allotment option in full).

Subsidiary Guarantees:	The subsidiary guarantors (as defined in the Preliminary Offering Memorandum, the “Subsidiary Guarantors”) will, jointly and severally, unconditionally guarantee the Notes on a senior unsecured basis.

Trade Date:	July 13, 2012.

Settlement Date:	July 18, 2012.

Issue Price:	The Notes will be issued at a price of 100% of their principal amount, plus accrued interest, if any, from the Settlement Date.

Maturity:	The Notes will mature on July 15, 2017, unless earlier converted or purchased by the Issuer.

Interest Rate:	5.00% per year.

Interest Payment Dates:	Interest will accrue from the Settlement Date and will be payable in cash semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2013.

Ranking:	The book value of the assets of the Issuer’s subsidiaries (other than the Subsidiary Guarantors) was $254.8 million as of March 31, 2012 and revenue and operating income for the Issuer’s subsidiaries (other than the Subsidiary Guarantors) for the year ended March 31, 2012 was $29.4 million and $0.6 million, respectively.

NYSE Closing Sale Price on July 12, 2012:	$1.87 per share of the Issuer’s common stock.

Conversion Premium:	Approximately 20% above the NYSE Closing Sale Price on July 12, 2012.

Initial Conversion Rate:	445.6328 shares of the Issuer’s common stock per $1,000 principal amount of Notes.

Initial Conversion Price:	Approximately $2.24 per share of the Issuer’s common stock.

Use of Proceeds:

The Issuer estimates that the net proceeds from the Notes offering will be approximately $71.5 million (or approximately $82.0 million if the initial purchasers exercise their over-allotment option in full), after deducting initial purchasers’ discounts and commissions and estimated expenses payable by the Issuer.

The Issuer expects to use the net proceeds from the Notes offering to prepay a portion of the remaining balance on its term loan and to pay related transaction fees and expenses.

Joint Book-Running Managers:	Wells Fargo Securities, LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated

Co-Managers:	Natixis Securities Americas LLC Howard Weil Incorporated Capital One Southcoast, Inc. Banco Bilbao Vizcaya Argentaria, S.A.

CUSIP Number:	12802TAA9

ISIN Number:	US12802TAA97

Adjustment to Conversion Rate Upon a Conversion in Connection with a Make-Whole Fundamental Change:	The following table sets forth, for specified stock prices and effective dates, the number of additional shares, if any, by which the conversion rate will be increased for a holder that converts a Note in connection with a “make-whole fundamental change” (as defined in the Preliminary Offering Memorandum) having such effective date and stock price:

	Stock Price
Effective Date	$1.87	$2.00	$2.25	$2.50	$2.75	$3.00	$3.50	$4.00	$5.00	$6.00	$8.00	$10.00
July 18, 2012	89.1265	81.2792	69.8361	61.3224	54.5930	49.0719	40.4661	34.0322	25.0302	19.0300	11.5422	7.1101
July 15, 2013	89.1265	71.5657	60.4423	52.7364	46.8701	42.1369	34.8189	29.3612	21.7278	16.6394	10.2803	6.4794
July 15, 2014	89.1265	61.2332	49.6908	42.6808	37.7519	33.9145	28.0715	23.7305	17.6600	13.6134	8.5551	5.5215
July 15, 2015	89.1265	54.3672	37.5552	30.9548	27.0567	24.2572	20.1103	17.0410	12.7474	9.8850	6.3073	4.1606
July 15, 2016	89.1265	54.3672	23.8423	17.0940	14.5181	12.9995	10.8103	9.1820	6.9024	5.3827	3.4831	2.3434
July 15, 2017	89.1265	54.3672	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case:

•

if the stock price is between two stock prices listed in the table or the effective date is between two effective dates listed in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year.

•

if the stock price is greater than $10.00 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above as described in the Preliminary Offering Memorandum), no additional shares will be added to the conversion rate.

•

if the stock price is less than $1.87 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above as described in the Preliminary Offering Memorandum), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate exceed 534.7593 shares per $1,000 principal amount of Notes, subject to adjustment at the same time and in the same manner as the conversion rate as set forth under “Description of Notes—Conversion Rights—Conversion Rate Adjustments” in the Preliminary Offering Memorandum.

This communication is intended for the sole use of the person to whom it is provided by the sender.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the Notes nor shall there be any sale of the Notes in any state in which such solicitation or sale would be unlawful prior to registration or qualification of the Notes under the laws of any such state.

Neither the Notes nor the shares of common stock, if any, issuable upon conversion of the Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and neither may be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act or any other applicable securities laws. Accordingly, the Notes are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act). The Notes are not transferable except in accordance with the restrictions described under “Notice to Investors” in the Preliminary Offering Memorandum.

ANY DISCLAIMER OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

SCHEDULE C

Issuer Written Information

1. Pricing Term Sheet dated July 12, 2012.

2. 2nd Quarter Earnings Press Release dated July 12, 2012.

ANNEX A

Significant Subsidiaries

Cal Dive Offshore Contractors, Inc., a Delaware corporation

Cal Dive Vessels International, Ltd., a Cayman Islands company

Cal Dive International Pte. Ltd., a company organized under the laws of Singapore

HOC Offshore S de RL de CV, a Mexican company

Cal Dive International (Australia) Pty Limited, an Australian company

Guarantors

CDI Renewables, LLC, a Delaware limited liability company

Affiliated Marine Contractors, Inc., a Delaware corporation

Cal Dive Offshore Contractors, Inc., a Delaware corporation

Fleet Pipeline Services, Inc., a Delaware corporation

Gulf Offshore Construction, Inc., a Delaware corporation

EXHIBIT A

[Form of Comfort Letter from Ernst & Young LLP]

This draft is furnished solely for the purpose of indicating the form of the letter that we would expect to be able to furnish Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated in response to their request, the matters expected to be covered in the letter, and the nature of the procedures which we would expect to carry out with respect to such matters. Based on our discussions with Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, it is our understanding that the procedures outlined in this draft letter are those they wish us to follow. Unless Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated inform us otherwise, we shall assume there are no additional procedures they wish us to follow. The text of the letter itself will depend, of course, upon the results of the procedures, which we would not expect to complete until shortly before the letter is given and in no event before the cutoff date indicated therein. The restrictions expressed in the concluding paragraph apply to this draft.

July _, 2012

Cal Dive International, Inc.

2500 CityWest Blvd.

Suite 2200

Houston, TX 77042

And

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

As Representatives of the Several Placement Agents

c/o

Wells Fargo Securities, LLC

375 Park Avenue

New York, NY 10152

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

Dear Ladies and Gentlemen:

We have audited the consolidated balance sheets of Cal Dive International, Inc. and subsidiaries (the “Company”) as of December 31, 2011 and 2010, and the consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2011, all included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and incorporated by reference in the Offering Memorandum for sale of $75 million of __% convertible senior notes (“senior convertible notes”) of the Company due 2017. Our report with respect thereto is incorporated by reference in the Offering Memorandum. This Offering Memorandum, dated July __, 2012, is herein referred to as the “Offering

Memorandum.” Also, we have audited the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 as indicated in our report dated March 2, 2012, which is included in the Company’s Annual Report on Form 1 0-K for the year ended December 31, 2011 and incorporated by reference in the Offering Memorandum.

This letter is being furnished in reliance upon your representation to us that:

a.	You are knowledgeable with respect to the due diligence review process that would be performed if this placement of securities were being registered pursuant to the Securities Act of 1933 (the “Act”).

b.	In connection with the offering of senior convertible notes, the review process you have performed is substantially consistent with the due diligence review process that you would have performed if this placement of securities were being registered pursuant to the Act.

In connection with the Offering Memorandum:

1.	We are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Securities and Exchange Commission (SEC) and the Public Company Accounting Oversight Board (United States) (PCAOB).

2.	We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 2011. The purpose (and therefore the scope) of our audit for the year ended December 31, 2011 was to enable us to express our opinion on (i) the financial statements as of December 31, 2011, and for the year then ended, but not on the financial statements for any interim period within that year, (ii) the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2011, but not on the effectiveness of the Company’s internal control over financial reporting as of any date or for any period within the year ended December 31, 2011. Therefore, we are unable to and do not express any opinion on: the unaudited consolidated balance sheet at March 31, 2012; the unaudited consolidated statements of operations, comprehensive loss and cash flows for the three-month periods ended March 31, 2012 and 2011, incorporated by reference in the Offering Memorandum; or the financial position, results of operations or cash flows as of any date or for any period subsequent to December 31, 2011; or on the effectiveness of the Company’s internal control over financial reporting as of any date or for any period within the year ended December 31, 2011 or subsequent to December 31, 2011.

3.

For purposes of this letter we have read the 2012 minutes of the meetings of the shareholders, the Board of Directors and the Board Committees (Audit, Corporate, Governance & Nominating, Compensation and Stockholders) of the Company and its subsidiaries as set forth in the minutes books through July 9, 2012, officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein. For those meetings where minutes have not yet been finalized or prepared, draft minutes or agendas were reviewed and/or we have discussed with the Company the actions taken at such meetings. We also have carried out other procedures to July 9, 2012 as follows (our work did not extend to the period from July 10, 2012 to July__, 2012 inclusive):

a.	With respect to the three-month periods ended March 31, 2012 and 2011, we have performed the procedures specified by the PCAOB for a review of interim financial information as described in AU 722, Interim Financial Information, on the unaudited consolidated balance sheet at March 31, 2012 and the unaudited consolidated statements of operations, comprehensive loss and cash flows for the three-month periods ended March 31, 2012 and 2011, incorporated by reference in the Offering Memorandum.

b.	With respect to the period from April 1, 2012 to May 31, 2012, we have:

1.	read the unaudited financial statements as of and for the periods ended May 31, 2012 and 2011 furnished to us by the Company, officials of the Company having advised us that no such financial statements as of any date or for any period subsequent to May 31, 2012 were available and the financial information as of and for the periods ended May 31, 2012 and 2011 is incomplete in that it omits the statements of cash flows and other disclosures; and

2.	inquired of certain Officials of the Company who have responsibility for financial and accounting matters as to whether the unaudited consolidated financial statements referred to under 3.b.(1) are stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Offering Memorandum.

The foregoing procedures do not constitute an audit conducted in accordance with the standards of the PCAOB. Also, they would not necessarily reveal matters of significance with respect to comments in the following paragraphs. Accordingly, we make no representation as to the sufficiency of the foregoing procedures for your purposes.

4.	Nothing came to our attention as a result of the foregoing procedures that caused us to believe that:

a.

any material modifications should be made to the unaudited consolidated financial statements described in 3.a. above, incorporated by reference in the Offering Memorandum, for them to be in conformity with US generally accepted accounting principles. Additionally as disclosed in the Offering Memorandum on page__, those financial statements have not yet been revised to reflect the adoption of ASU 2011-05, Presentation of Comprehensive Income, as amended by ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05; or

b.	(i) at May 31, 2012, there was any change in the capital stock, increase in long-term debt or any decrease in consolidated net current assets or shareholders’ equity of the consolidated companies as compared with the amounts shown in the March 31, 2012 unaudited consolidated balance sheet included in the Offering Memorandum; or (ii) for the period from April 1, 2012 to May 31, 2012, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net revenues or in the total or basic per-share amount of consolidated net income, except as follows:

	3/31/2012	5/31/2012
Long-term Debt	152,100,000	171,600,000
Stockholders’ Equity	306,578,034	297,530,144

5.	As mentioned under 3.b.(1) above, Company officials have advised us that no consolidated financial statements as of any date or for any period subsequent to May 31, 2012 are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after May 31, 2012 have, of necessity, been even more limited than those with respect to the periods referred to in 3. above. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether: (i) at July 9, 2012 there was any change in the capital stock, increase in long-term debt or any decrease in consolidated net current assets or stockholders’ equity of the consolidated companies as compared with the amounts shown on the March 31, 2012 unaudited consolidated balance sheet incorporated by reference in the Offering Memorandum, or (ii) for the period from April 1, 2012 to July 9, 2012, there was any decrease, as compared with the corresponding period in the preceding year, in consolidated net revenues or in the total or per-share amounts of consolidated net income. Officials of the Company stated that there were no financial statements available subsequent to May 31, 2012, and therefore they had no basis on which to make representations and could not respond to our inquiries about changes, increases, or decreases, except for changes, increases or decreases that the Offering Memorandum discloses have occurred.

6.	At your request, we have also read the items identified by you on the attached copies of pages from the Offering Memorandum, December 31, 2011 Form 10-K, March 31, 2012 Form 10-Q and 2012 Proxy Statement Pursuant to Section 14(a), and have performed the following procedures, which were applied as indicated with respect to the letters explained below:

A	Compared dollar amounts to the amounts in the audited consolidated financial statements described in the introductory paragraph of this letter to the extent such amounts are included or can be derived from such statements and found them to be in agreement, after consideration of rounding. Those financial statements have not been revised to reflect the adoption of ASU 2011-05, Presentation of Comprehensive Income, as amended by ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.

B	Compared the dollar and other amounts not derived directly from audited consolidated financial statements described in the introductory paragraph of this letter or to amounts in the unaudited consolidated financial statements described in paragraph 2 above, to amounts in the Company’s accounting records to the extent such amounts could be so compared directly and found them to be in agreement, after consideration of rounding.

C	Compared the dollar and other amounts not derived directly from audited consolidated financial statements described in the introductory paragraph of this letter or to amounts in the unaudited consolidated financial statements described in paragraph 2 above, or that could not be compared directly to the Company’s accounting records, to amounts in analyses prepared by the Company from its accounting records and found them to be in agreement, after consideration of rounding.

D	Compared the dollar amounts to amounts in the unaudited consolidated financial statements described in paragraph 2 above, to the extent that such amounts are included in or can be derived from such statements and found them to be in agreement, after consideration of rounding.

E	Proved the arithmetic accuracy of the percentages or amounts based on the data in the above-mentioned financial statements, accounting records, and analyses. However, we make no representation to the completeness or appropriateness of the explanation of any increase or decrease. Capitalization is defined as Stockholders’ Equity plus Long-Term Debt. Working Capital is defined as Current Assets minus Current Liabilities. Net debt position is defined as outstanding debt minus cash and cash equivalents. Net loss adjusted for non-cash items is defined as net loss plus depreciation and amortization expense, stock compensation expense, deferred income tax expense, gain or loss on sale of assets, amortization of deferred financing costs and asset impairment. Long term debt, less current maturities is defined as outstanding debt minus current portion.

F	Compared the dollar amounts of the cash severance payment to the Separation Agreement between the named individual and the Company.

G	Compared the dollar amounts of “Salary” and “Non-Equity Incentive Plan Compensation” for each named executive listed in the summary compensation table with the corresponding amounts shown in the individual employee earnings record for the years 2011, 2010 and 2009 and found them to be in agreement. We compared the dollar amounts of “Non-Equity Incentive Plan Compensation” for each named executive listed in the summary Compensation table with the corresponding amounts included in the Compensation Committee Meeting minutes for the years 2011, 2010 and 2009 and found them to be in agreement. We also compared the dollar amounts of “Fees Earned or paid in Cash” for each named director in the director compensation table with the corresponding amounts shown in the individual director earnings records for the year 2011.

H	Compared the non-cash stock compensation expense amount in the audited consolidated financial statements, noting the amount was $9,565 thousand versus $9,563 thousand as presented.

I	Compared dollar amounts to the amounts in the audited consolidated financial statements included in the 2009 and 2008 Form 10-K’s or the unaudited consolidated financial statements included in the March 31, 2011 Form 10-Q to the extent such amounts are included or can be derived from such statements and found them to be in agreement, after consideration of rounding. Those financial statements have not been revised to reflect the adoption of ASU 2011-05, Presentation of Comprehensive Income, as amended by ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.

J	Compared the amounts adjusted for the issuance of the $75 million senior convertible notes to be offered by means of the Offering Memorandum and for the proposed use of a portion of the proceeds thereof as well as the sale of the Eclipse and Singapore facility to prepay portions of the Term Loan, as described under “Use of Proceeds,” with the amounts shown under the caption “As Adjusted,” and found such amounts to be in agreement. We make no representation as to whether the transaction will take place or the amount of proceeds from the transaction. We make no representation as to the reasonableness of the “Use of Proceeds” or whether such use will actually take place.

K	Compared the ratio and amounts to audited or unaudited financial statements and found them to be in agreement. We (a) compared the ratios and amounts on the schedule to corresponding amounts appearing in or calculated from the audited or unaudited financial statements and found such amounts to be in agreement and (b) proved arithmetic accuracy of the schedule. However, we make no comment as to the appropriateness or completeness of the Company’s definition and methodology for calculating the Ratio of Earnings to Fixed Charges or calculation of the estimate of interest in rental expense.

We make no comments as to the appropriateness or completeness of the Company’s determination of the Regulation S-K requirements for quantitative and qualitative disclosures about market risks, nor with respect to the reasonableness of the assumptions underlying the disclosures.

We make no representations as to questions of legal interpretation regarding the completeness or appropriateness of the Company’s determination of what constitutes executive compensation for purposes of the SEC disclosure requirements on executive compensation.

It should be noted that EBITDA (as defined in the Offering Memorandum) is not a measure of operating performance or liquidity defined by U.S. generally accepted accounting principles and may not be comparable to similarly titled measures presented by other companies. We make no comment about the Company’s definition, calculation or presentation of EBITDA, its manner of presentation or its appropriateness or usefulness for any purposes.

7.	Our audits of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter were comprised of audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For neither the periods referred to therein nor any other period did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated above and, accordingly, we do not express an opinion thereon.

8.	It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraph; also, such procedures would not necessarily reveal any material misstatement of the information identified in 6. above. Further, we have addressed ourselves solely to the foregoing data as set forth in the Offering Memorandum and make no representations as to the adequacy of disclosure or as to whether any material facts have been omitted.

9.	This letter is solely for the information of the addressees, as representative of the several placement agents, and to assist the sale agents in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities covered by the Offering Memorandum, and it is not to be used, circulated, quoted or otherwise referred to for any purpose, including but not limited to the purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Offering Memorandum or any other document, except that reference may be made to it in the Purchase Agreement or in any list of closing documents pertaining to the offering of securities covered by the Offering Memorandum.

Very truly yours,

Exhibits:
Exhibit I	Offering Memorandum
Exhibit II	December 31, 2011 Form 10-K
Exhibit III	March 31, 2012 Form 10-Q
Exhibit IV	2012 Proxy Statement Pursuant to Section 14(a)

EXHIBIT B

[Form of Opinion of Jones Walker]

Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., counsel for the Company to be delivered pursuant to Section 5(c) of the Purchase Agreement.

References to the Final Offering Memorandum in this Exhibit B include any supplements thereto at the Closing Date1.

(i) The Company’s authorized equity capitalization is as set forth in or incorporated by reference into the General Disclosure Package and the Final Offering Memorandum. The authorized, issued and outstanding capital stock of the Company (including the Common Stock) conform in all material respects to the descriptions thereof set forth in the General Disclosure Package and the Final Offering Memorandum under the caption “Description of Capital Stock”.

(ii) The Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company and each Guarantor and has been duly executed and delivered by the Company and each Guarantor.

(iii) The Indenture has been duly authorized, executed and delivered by the Company and each Guarantor and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law).

(iv) The Notes are in the form contemplated by the Indenture, have been duly authorized, executed, issued and delivered by the Company and, assuming that the Notes have been duly authenticated by the Trustee in the manner described in its certificate delivered to you today in the manner provided in the Indenture (which fact such counsel need not determine by an inspection of the Notes), the Notes constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

[1]	Opinions will be brought down to any Subsequent Closing Date, if applicable.

(v) The Guarantees with respect to the Notes of each Guarantor are in the form contemplated by the Indenture, have been duly authorized by such Guarantor and, assuming that the Notes have been duly authenticated by the Trustee in the manner described in its certificate delivered to you today in the manner provided in the Indenture (which fact such counsel need not determine by an inspection of the Notes), the Guarantees constitute valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

(vi) The Securities and the Indenture conform as to legal matters in all material respects to the descriptions thereof contained in the General Disclosure Package and the Final Offering Memorandum.

(vii) The maximum number of shares of Common Stock initially issuable upon conversion of the Notes (including the maximum number of shares of Common Stock that may be issued upon conversion of the Notes in connection with a make-whole fundamental change), assuming the Company elects to issue and deliver solely shares of Common Stock in respect of all such conversions, have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and any such shares of Common Stock, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable.

(viii) Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference into the General Disclosure Package and the Final Offering Memorandum appears on its face to have complied when so filed as to the form in all material respects with the requirements of the Exchange Act.

(ix) The statements in each of the General Disclosure Package and the Final Offering Memorandum under the captions, “Description of Capital Stock” and “Material U.S. Federal Tax Consequences for Non-U.S. Holders of Common Stock”, insofar as such statements constitute summaries of law, summaries of legal matters or legal proceedings, or legal conclusions, have been reviewed by such counsel and accurately present and summarize, in all material respects, the matters referred to therein.

(x) No registration under the Securities Act of the Securities is required in connection with the issuance and sale of the Securities to the Initial Purchaser as contemplated by the Purchase Agreement and the General Disclosure Package and the Final Offering Memorandum or in connection with the initial resale of the Securities by the Initial Purchaser in accordance with the Purchase Agreement, and, the Indenture is not required to be qualified under the TIA, in each case assuming (i) that the purchasers who buy the Notes in the initial resale thereof are “qualified institutional buyers” as defined in Rule 144A promulgated under the Securities Act, (ii) the accuracy of each Initial Purchaser’s representations in Section 6(c) of the Purchase Agreement and those of the Company contained in the Purchase Agreement regarding the absence of a general solicitation in connection with the sale of the Securities to the Initial Purchaser and the initial resale thereof and (iii) the due performance by such Initial Purchaser of the covenants and agreements set forth in the Purchase Agreement.

(xi) The execution and delivery of the Purchase Agreement, the Indenture and the Notes by the Company and each Guarantor, as applicable, and the performance by the Company and each Guarantor, as applicable, of its obligations thereunder (other than performance by the Company and each Guarantor of its obligations under the indemnification and contribution sections of the Purchase Agreement, as to which no opinion shall be rendered) (i) will not result in any violation of the provisions of the charter or by-laws or other organizational documents, as applicable, of the Company or any subsidiary; (ii) will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company pursuant to the Company’s credit agreement dated as of April 26, 2011, as amended by Amendment No. 1 dated October 7, 2011 and Amendment No. 2 dated July 9, 2012, as may be further amended, among Cal Dive International, Inc., the lenders named therein and Bank of America, N.A., as administrative agent, and (iii) does not require the consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, except as required under the Securities Act, applicable state securities or blue sky laws, the rules and regulations of the NYSE and from the FINRA.

(xii) Neither the Company nor any Guarantor and, after giving effect to the offering and sale of the Notes as described in each of the General Disclosure Package and the Final Offering Memorandum, will be an “investment company” within the meaning of Investment Company Act.

Such counsel shall also state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and representatives of the Initial Purchasers at which the contents of the General Disclosure Package and the Final Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the General Disclosure Package or the Final Offering Memorandum including the documents incorporated by reference therein (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, no facts have come to their attention which would cause them to believe that (i) as of 8:30 P.M. New York City time on July 12, 2012, the General Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading; or (ii) the Final Offering Memorandum, as of its date and at the Closing Date or any Subsequent Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or accounting data derived therefrom, included or incorporated by reference into the General Disclosure Package or the Final Offering Memorandum or any amendments or supplements thereto.

Whenever such counsel’s opinion is given with respect to the existence or absence of facts (or legal conclusions which are based upon the existence or absence of facts), and is indicated to be based on such counsel’s knowledge, it is intended to signify that no information has come to the attention of any attorney in such counsel’s firm who regularly handles the Company’s legal matters or who has devoted substantive time or attention to the Company’s legal matters that would give any such person actual knowledge of the existence or absence of such facts. However, except to the extent expressly set forth herein, such counsel has not undertaken any independent investigation or inquiry to determine or verify the existence or absence of such facts, and no inference as to such counsel’s knowledge of the existence or absence of such facts should be drawn from such counsel’s representation of the Company.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, Delaware Limited Liability Company Act or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date shall be satisfactory in form and substance to the Initial Purchasers, shall expressly state that the Initial Purchasers may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; provided, however, that such counsel shall further state that they believe that they and the Initial Purchasers are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

Such counsel may state that its opinion is being rendered to you in connection with the offering and sale of the Securities and accordingly, may not be relied upon by you for any other purpose or furnished to, or relied on by, any other person without such counsel’s prior written consent. Such counsel may state that it expresses no opinion as to any matter other than those matters expressly set forth above, and no other opinion is to, or may be, interpreted or implied herefrom. This opinion is given on the date hereof and is based upon facts and circumstances currently known to such counsel, and such counsel may state that it undertakes no, and hereby disclaims any, obligation to advise you of any change in the matters set forth herein.

EXHIBIT C

[Form of Opinion of General Counsel]

Opinion of Lisa Buchanan, General Counsel of the Company, to be delivered pursuant to Section 5(c) of the Purchase Agreement.

References to the Final Offering Memorandum in this Exhibit C include any supplements thereto at the Closing Date.2

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

(iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule I hereto.

(iv) Each Guarantor and Significant Subsidiary of the Company listed on Schedule II hereto has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its incorporation or formation, has corporate or other power and authority to own, or lease, as the case may be, and to operate its properties and to conduct its business as described in or incorporated by reference into the General Disclosure Package and the Final Offering Memorandum and is duly qualified as a foreign corporation or other entity to transact business and is in good standing in each jurisdiction listed on Schedule II hereto.

(v) All of the issued and outstanding capital stock or other equity interest of each Guarantor and Significant Subsidiary of the Company listed on Schedule II has been duly authorized and validly issued, is fully paid and non-assessable and, to the knowledge of such counsel, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the knowledge of such counsel, any pending or threatened claim other than as described in or incorporated by reference into the General Disclosure Package and the Final Offering Memorandum.

(vi) All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable.

(vii) No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the General Corporation Law of the State of Delaware or (ii) to the knowledge of such counsel, otherwise.

[2]	Opinions will be brought down to any Subsequent Closing Date, if applicable.

(viii) To the knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or of the performance by the Company or any Guarantor of its obligations thereunder.

(ix) Except as disclosed in or incorporated by reference into the General Disclosure Package and the Final Offering Memorandum, to the knowledge of such counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale or included in the offering contemplated by the Purchase Agreement, except for such rights as have been duly waived.

(x) The execution and delivery of the Purchase Agreement, the Indenture and the Notes by the Company and the performance by the Company and each Guarantor of its obligations thereunder (other than performance by the Company and each Guarantor of its obligations under the indemnification and contribution sections of the Purchase Agreement, as to which no opinion shall be rendered) (i) will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any Guarantor pursuant to any instrument that is filed as an Exhibit to the Company Annual Report on Form 10-K for the year ended December 31, 2011, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 21, 2012 or any of the Company’s subsequent Current Reports on Form 8-K or the knowledge of such counsel, any other existing instrument; and (ii) will not result in any violation of any statute, law, rule, judgment, regulation, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

Such counsel shall also state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and representatives of the Initial Purchasers at which the contents of the General Disclosure Package and the Final Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the General Disclosure Package or the Final Offering Memorandum including the documents incorporated by reference therein (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, no facts have come to such counsel’s attention which would cause such counsel to believe that (i) as of 8:30 P.M. New York City time on July 12, 2012, the General Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading; or (ii) the Final Offering Memorandum, as of its date and at the Closing Date or any Subsequent Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or accounting data derived therefrom, included or incorporated by reference into the General Disclosure Package or the Final Offering Memorandum or any amendments or supplements thereto.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, Delaware Limited Liability Company Act or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date shall be satisfactory in form and substance to the Initial Purchasers, shall expressly state that the Initial Purchasers may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; provided, however, that such counsel shall further state that they believe that they and the Initial Purchasers are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

Such counsel may state that such counsel’s opinion is being rendered solely to you in connection with the offering and sale of the Securities and, accordingly, may not be relied upon by you for any other purpose or furnished to, or relied on by, any other person without such counsel’s prior written consent. Such counsel may state that such counsel expresses no opinion as to any matter other than those matters expressly set forth above, and no other opinion is to, or may be, interpreted or implied therefrom. This opinion is given as of the date hereof and is based upon facts and circumstances currently known to such counsel, and such counsel may state that such counsel undertakes no, and hereby disclaims any, obligation to advise you of any change in the matters set forth herein.

EXHIBIT D

July [    ], 2012

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith

                Incorporated

As Representatives of the several Initial Purchasers

c/o

Wells Fargo Securities, LLC

375 Park Avenue

New York, NY 10152

Merrill Lynch, Pierce, Fenner & Smith

                Incorporated

One Bryant Park

New York, NY 10036

Re:	Cal Dive International, Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned is, or may during the Lock-Up Period (as defined below) become, an owner of record or beneficially of certain shares of Common Stock of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to offer $[•] aggregate principal amount of its [•]% Convertible Senior Notes due 2017 (the “Offering”) for which you will act as the representatives of the initial purchasers. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other initial purchasers are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into arrangements with the Company with respect to the Offering.

D-1

In consideration of the foregoing, and except as provided in the following paragraph, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Representatives”) (which consent may be withheld in the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Final Offering Memorandum (the “Lock-Up Period”). In addition, the undersigned agrees that, without the prior written consent of the Representatives, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the immediately preceding paragraph, the foregoing restrictions shall not apply to (i) transfers of shares of Common Stock or options to purchase shares of Common Stock made as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) transfers of shares of Common Stock or options to purchase shares of Common Stock made to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) the transfer of shares of Common Stock to the Company by the undersigned (either through the delivery of currently owned shares of Common Stock or the withholding of shares of Common Stock by the Company) in satisfaction of any tax withholding obligation of the undersigned or in payment of the exercise price for any stock option exercised by the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

D-2

Printed Name of Holder

By:
Signature

Printed Name of Person Signing

(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

D-3